                                                                   EXHIBIT 10.30

                        PRIVATE EQUITY SHELF AGREEMENT

     This Private Equity Shelf Agreement (this "Agreement") is entered into as of the ___ day of May, 2000, by and among 3TEC Energy Corporation, a Delaware corporation (the "Company") and EnCap Energy Capital Fund III, L.P., EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., and Energy Capital Investment Company PLC (collectively, "Buyer", and each individually a "Buyer Entity").

                              W I T N E S S E T H:

     WHEREAS, the Company is negotiating the terms of a Second Restated Credit Agreement to be executed as of the ____ day of May, 2000, by and between the Company, Enex Resources Corporation, Middle Bay Production Company, Inc., and Magellan Exploration, LLC, as Borrowers, and Bank One, Texas, N.A., and each of the financial institutions which is a party thereto (or which may from time to time become a party thereto), as Lenders, and Bank One, Texas, N.A., as Administrative Agent (the "Credit Facility"); and

     WHEREAS, the proceeds of the Credit Facility will be used by the Company, in part, to fund the acquisition of certain properties from C.W. Resources, Inc., Westerman Royalty, Inc. and Carl A. Westerman (the "CWR Acquisition"); and

     WHEREAS, the Credit Facility requires the Company to make a special mandatory prepayment of the loan balance no later than December 31, 2000; and

     WHEREAS, if requested by the Company or required under the terms of the Credit Facility, and subject to the terms and conditions set forth in this Agreement, the Company desires to issue to Buyer, and Buyer desires to purchase from the Company, up to 800,000 units (the "Units"), each Unit consisting of (a) one share of the Company's Series E Preferred Stock, par value $0.02 per share (the "Preferred Stock") and (b) three warrants, each of which entitles the holder to purchase one share of the Company's common stock, par value $0.02 per share ("Common Stock") at an initial exercise price of $0.02 per share (the "Warrants"); and

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties agree as follows:

                                   ARTICLE I

                          AGREEMENT TO PURCHASE UNITS

     Section 1.1.  Agreement to Purchase Units.  Subject to the terms and
                   ---------------------------
conditions contained in this Agreement, Buyer agrees to purchase from the Company up to 800,000 Units at a purchase price of $25.00 per Unit. The number of Units to be purchased by Buyer shall be determined by the Company and stated in the Takedown Notice given pursuant to Section 1.2. Subject to the satisfaction of the conditions set forth in this Agreement, on the Closing Date established in accordance with Section 1.2, Buyer shall pay the aggregate purchase price for the

Units to the Company and the Company shall issue the Preferred Stock and the Warrants comprising the Units to Buyer. The aggregate purchase price for the Units (the "Takedown Amount") shall be paid by wire transfer of immediately available funds to the account designated by the Company. Each Buyer Entity will fund the portion of the Takedown Amount, and purchase the portion of the Units, shown below:

     EnCap Energy Capital Fund III, L.P.       42.4790%
     EnCap Energy Capital Fund III-B, L.P.     32.1269%
     BOCP Energy Partners, L.P.                10.3941%
     Energy Capital Investment Company PLC     15.0000%

     Section 1.2.  Takedown. Under this Agreement, the Company may effect one
                   --------
"Takedown" by giving written notice to Buyer (the "Takedown Notice") stating the Takedown Amount and the proposed "Closing Date" (which date must be at least 10 business days after the date the Takedown Notice is given and also must be prior to the Takedown Expiration Date). The "Takedown Expiration Date" shall mean the earlier of (a) December 31, 2000, (b) the date that the Company consummates a private or public equity offering (other than an offering of shares in connection with a merger or acquisition, or an offering to employees under a stock option or other employee benefit plan), or (c) the date the Company makes the Special Mandatory Prepayment (as defined in the Credit Facility).

     Section 1.3.  Preferred Stock.  To authorize the Preferred Stock, the
                   ---------------
Company shall adopt and file as necessary with the Secretary of State of Delaware a Certificate of Designations in the form attached hereto as Exhibit A.
                                                                      ---------
The Company shall not amend the Certificate of Designations without the prior written consent of Buyer. The Company shall not issue any Preferred Stock except
(a) to Buyer on the Closing Date and (b) after the Closing Date in respect of dividends on outstanding shares of Preferred Stock.

     Section 1.4.  Warrants.  Each Warrant shall entitle the holder thereof to
                   --------
purchase one share of Common Stock at an initial exercise price of $0.02 per share. The Warrants will be governed by the terms, and evidenced by certificates in the form, attached hereto as Exhibit B.
                                ---------

     Section 1.5.  Reservation of Shares.
                   ---------------------

     (a) From and after the Closing Date, the Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Common Stock upon the exercise by the holders of the Preferred Stock of their conversion rights, the number of shares of Common Stock deliverable upon such conversion rights. The Company covenants that all Common Stock issued by it upon conversion of the Preferred Stock will, upon issuance in accordance with the terms of this Agreement and the Certificate of Designations, be fully paid and nonassessable.

     (b) From and after the Closing Date, the Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Common Stock upon the exercise of the Warrants, the number of shares of Common Stock deliverable upon exercise of all outstanding Warrants (whether or not exercisable). The Company covenants that all Common Stock issued by it upon exercise of Warrants will, upon issuance in accordance with the terms of this Agreement and the Warrant certificates, be fully paid and nonassessable.

     Section 1.6.  Restriction on Transfer.  Buyer understands and agrees that
                   -----------------------
the Units consisting of Preferred Stock and Warrants to be issued by the Company to Buyer on the Closing Date, and the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants (collectively, the "Securities"), have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws, and that accordingly, they will not be fully transferable except as permitted under various exemptions contained in the Securities Act and applicable state securities laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws. Buyer acknowledges that it must bear the economic risk of its investment in the Securities for an indefinite period of time since they have not been registered under the Securities Act and applicable state securities laws and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available. Absent an effective registration statement under the Securities Act and applicable state securities laws covering the disposition of the Securities, Buyer will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of the Securities absent a valid exemption from the registration and prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities laws.

     Section 1.7.   Fees and Expenses.
                    -----------------

     (a) Upon the execution and delivery of this Agreement by the parties hereto, the Company shall pay Buyer a standby facility fee equal to $500,000. The standby facility fee shall be paid by wire transfer of immediately available funds to an account or accounts designated by Buyer.

     (b) On the Closing Date, the Company shall pay Buyer a takedown fee equal to 1 1/2% of the Takedown Amount. This fee, at the Company's option, shall be paid either (i) by wire transfer of immediately available funds to an account or accounts designated by Buyer or (ii) by an offset against the purchase price to be delivered by Buyer to the Company on the Closing Date.

     (c) The Company shall pay directly or reimburse Buyer for payment of the reasonable attorneys' fees and expenses of its counsel in connection with the negotiation, preparation and implementation of this Agreement. The Company shall pay such reimbursement to Buyer in cash no later than 15 days after Buyer presents a reasonably detailed written summary of such fees and expenses to the Company.

     Section 1.8  Credit Facility.  The Company shall require that the Credit
                  ---------------
Facility permit the Company to fulfill its obligations under this Agreement and the Preferred Stock and the Warrants, including without limitation the obligations relating to dividends, conversion, redemption and repurchase. The Company shall not permit any amendment or modification to the Credit Facility that would not permit the Company to fulfill such obligations. The Company shall use the proceeds from the Takedown to make the Special Mandatory Prepayment (as defined in the Credit Facility).

                                  ARTICLE II

                        REPRESENTATIONS OF THE COMPANY

     The Company hereby represents and warrants to Buyer as follows:

     Section 2.1  Corporate Existence and Power. The Company (a) is a
                  -----------------------------
corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all corporate power and authority necessary to carry on its business as now conducted and as proposed to be conducted, and (c) is duly qualified as a foreign corporation in all jurisdictions where such qualification is necessary to conduct its business.

     Section 2.2.  Corporate and Governmental Authorization; Contravention.  The
                   -------------------------------------------------------
execution, delivery and performance of this Agreement by the Company are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental authority (other than the filing of the Certificate of Designations with the Secretary of State of Delaware), and, except for matters which have been waived in writing by the appropriate person, do not contravene, or constitute a default under, any provision of applicable law or of the Company's Certificate of Incorporation or Bylaws or of any material judgment, injunction, order, decree or material agreement binding upon the Company or its assets.

     Section 2.3.  Binding Effect. This Agreement constitutes the valid and
                   --------------
binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

     Section 2.4.  SEC Documents. The Company is current in its obligations to
                   --------------
file all periodic reports and proxy statements with the Securities and Exchange Commission (the "SEC") required to be filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Buyer has had available to it true and correct complete copies of each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC since January 1, 1999, and prior to the date of this Agreement (the "SEC Documents"), which are all the documents (other than preliminary material) that the Company was required to file with the SEC since such date. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with the published rules and regulations of the SEC with respect thereto, and such financial statements (i) were prepared from the books and records of the Company and its consolidated subsidiaries, (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of the Company as at the dates thereof.


     Section 2.5. Absence of Undisclosed Liabilities. Except as and to the
                  ----------------------------------
extent disclosed in the SEC Documents filed prior to the date hereof, as of March 31, 2000, the Company has no material liabilities or obligations (whether accrued, absolute, contingent, unliquidated, or otherwise, whether or not known to the Company, and whether due or to become due) of a nature required by generally accepted accounting principles to be recognized or disclosed in consolidated financial statements of the Company. Since March 31, 2000, the Company has not incurred any such liabilities or obligations, other than those incurred in the ordinary course of business consistent with past practice or pursuant to or as contemplated by this Agreement.

     Section 2.6.  Absence of Certain Changes.  Except as disclosed in the SEC
                   --------------------------
Documents filed prior to the date hereof, since March 31, 2000, (ai) there has not been any material adverse change in, or any event or condition that might reasonably be expected to result in any material adverse change in, the business, assets, results of operations, condition (financial or otherwise), or prospects of the Company; (b) the business of the Company has been conducted only in the ordinary course consistent with past practice; (c) the Company has not incurred any material liability, engaged in any material transaction, or entered into any material agreement outside the ordinary course of business consistent with past practice; and (d) the Company has not suffered any material loss, damage, destruction, or other casualty to any of its assets (whether or not covered by insurance).

     Section 2.7. Securities. The Securities will have been duly authorized for
                  ----------
issuance and, when issued and delivered by the Company in accordance with the provisions of this Agreement, will be validly issued, fully paid, and nonassessable. The issuance of the Securities under this Agreement is not subject to any preemptive or similar rights.

                                  ARTICLE III

                           REPRESENTATIONS OF BUYER

     Each Buyer Entity hereby represents and warrants to the Company, but only as to itself and not as to any other Buyer Entity, and not jointly or severally, as follows:

     Section 3.1. Existence and Power. Each Buyer Entity (a) is a corporation or
                  -------------------
limited partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, (b) has all requisite corporate or partnership power and authority necessary to carry on its business as it is now conducted, and (c) is duly qualified as a foreign corporation or partnership in all jurisdictions where such qualification is necessary to conduct its business.

     Section 3.2. Authorization; Contravention.  The execution, delivery and
                  ----------------------------
performance of this Agreement by each Buyer Entity are within such Buyer Entity's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental authority, and, except for matters which have been waived in writing by the appropriate person, do not contravene, or constitute a default under, any provision of applicable law or of the organizational documents of such entity or of any material judgment, injunction, order, decree or material agreement binding upon such Buyer Entity or its assets.

     Section 3.3. Binding Effect. This Agreement constitutes the valid and
                  --------------
binding agreement of each Buyer Entity, enforceable against it in accordance with its terms except as (a) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally, and
(b) the availability of equitable remedies may be limited by equitable principles of general applicability.

     Section 3.4. Investment Representation. Each Buyer Entity understands that
                  -------------------------
the Securities have not been registered under the Securities Act and that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon such Buyer Entity's representations contained in this Agreement. Taking into account its respective personnel and resources, each Buyer Entity is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Securities, and has requested, received, reviewed and considered all information such Buyer Entity deems relevant in making an informed decision to purchase the Securities. Each Buyer Entity is acquiring the Securities for its own account for investment only and with no present intention of distributing any of the Securities and has no arrangement or understanding with any other persons regarding the distribution of the Securities. No Buyer Entity will, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act and applicable state securities laws, the rules and regulations promulgated thereunder and the terms and conditions hereof. Each Buyer Entity is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

                                   ARTICLE IV

                             CONDITIONS TO CLOSING

     Section 4.1. Conditions Precedent to Obligations of Buyer. The obligations
                  --------------------------------------------
of Buyer to purchase the Units on the Closing Date shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

     (a)  Representations and Warranties. The representations and warranties of
          ------------------------------
the Company contained in Sections 2.1, 2.2, 2.3 and 2.7 of this Agreement shall be true and correct in all material respects on the Closing Date as if they were made on such date.

     (b)  Covenants and Agreements Performed. The Company shall have performed
          ----------------------------------
and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date, including without limitation the obligation of the Company to reserve shares of Common Stock under Section 1.5 of this Agreement.

     (c)  Officer's Certificate. Buyer shall have received a certificate from an
          ---------------------
authorized officer of the Company certifying in such detail as Buyer shall reasonably request that the conditions set forth in this Section 4.1 have been fulfilled.

     (d)  Preferred Stock.  The Certificate of Designations in the form set
          ---------------
forth as Exhibit A hereto shall have been filed with the Secretary of State of
         ---------
Delaware and shall not have been amended, modified or repealed in any way.

     (e)  Credit Facility; CWR Acquisition. The Company shall have entered into
          ---------------
the Credit Facility and consummated the CWR Acquisition. The Credit Facility shall not have been amended or modified in any way that would restrict the ability of the Company to carry out its obligations under this Agreement or the terms of the Preferred Stock and the Warrants, including without limitation the obligations relating to dividends, conversion, redemption and repurchase.

     (f)  Legal Opinion. Buyer shall have received the favorable opinion of
          -------------
counsel for the Company, which counsel shall be reasonably acceptable to Buyer, and which opinion shall be in form and substance reasonably satisfactory to Buyer and its counsel.

     (g)  Actions or Proceedings. No action or proceeding shall, on the Closing
          ----------------------
Date, be pending or threatened to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

     (h)  Legal Prohibition. No statute, rule or regulation shall make
          -----------------
consummation of the transactions contemplated hereby illegal or otherwise prohibited.

     (i)  Other Matters. Buyer shall have received such other documents,
          -------------
instruments and agreements as it shall reasonably request.

     Section 4.2.  Conditions Precedent to Obligations of the Company.  The
                   --------------------------------------------------
obligations of the Company to issue the Units to Buyer on the Closing Date shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

     (a)  Representations and Warranties.  The representations and warranties of
          ------------------------------
Buyer contained in this Agreement shall be true and correct in all material respects on the Closing Date as if they were made on such date.

     (b)  Covenants and Agreements Performed.  Buyer shall have performed and
          ----------------------------------
complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

     (c)  Officer's Certificate.  The Company shall have received a certificate
          ---------------------
executed on behalf of all of the Buyer Entities certifying in such detail as the Company shall reasonably request that the conditions set forth in this Section
4.2 have been fulfilled.

     (d)  Actions or Proceedings.  No action or proceeding shall, on the Closing
          ----------------------
Date, be pending or threatened to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

     (e)  Legal Prohibition. No statute, rule or regulation shall make
          -----------------
consummation of the transactions contemplated hereby illegal or otherwise prohibited.

     (f)  Other Matters.  The Company shall have received such other documents,
          -------------
instruments and agreements as it shall reasonably request.

                                   ARTICLE V

                    EXCHANGE OF PREFERRED STOCK AND WARRANTS

     Section 5.1. Exchange Option.  Subject to the terms and conditions of this
                  ---------------
Article V, if the Company makes a Private Equity Issuance (as defined below) while Buyer owns shares of Preferred Stock, Buyer shall have the option to exchange some or all of its Preferred Stock and Warrants for the equity security being issued by the Company. A "Private Equity Issuance" shall mean the issuance by the Company of equity securities (the "New Securities") other than (i) in connection with a merger or acquisition, (ii) to employees under a stock option or other employee benefit plan, or (iii) pursuant to a registration statement that has been declared effective by the SEC under the Exchange Act.

     Section 5.2. Exchange Procedure. No less than 15 days prior to the closing
                  ------------------

of a Private Equity Issuance, the Company shall provide Buyer with (i) written notice describing the New Securities, the price of the New Securities, the terms of the offering, and the scheduled closing date, and (ii) all other written or electronic materials that have been provided to prospective purchasers of the New Securities. Buyer shall notify the Company within ten days of its receipt of these materials whether Buyer desires to exchange all or a portion of its Preferred Stock and Warrants for New Securities. If Buyer desires to exchange less than all of its Preferred Stock, Buyer's notice shall set forth the amount to be exchanged. If Buyer fails to deliver a notice within the time period specified above, Buyer will be deemed to have elected not to exchange its Preferred Stock and Warrants for New Securities. However, if the terms of the equity offering are materially changed from the terms described in the Company's original notice, the Company shall not issue the New Securities without first delivering a new notice to Buyer, to which Buyer may respond, all as provided in the first four sentences of this Section 5.2. If Buyer elects to exchange its Preferred Stock and Warrants, then at the closing of the Company's equity offering

Buyer shall surrender to the Company the certificates representing the Preferred Stock and Warrants to be exchanged and the Company shall issue to Buyer certificates representing the number of New Securities determined in accordance with Section 5.3.

     Section 5.3. Exchange Ratio. At the closing of the Private Equity Issuance,
                  --------------
the Company shall issue to Buyer the amount of New Securities that Buyer would be receiving if Buyer were investing an amount in cash equal to the liquidation value of the Preferred Stock being exchanged (including the amount of all accumulated or accrued dividends that have not been paid). To the extent Buyer owns any Warrants at the time of such exchange, then Buyer shall also surrender to the Company, in consideration for such New Securities, three Warrants per share of Preferred Stock being surrendered, counting only shares of Preferred Stock issued on the Closing Date and not counting shares of Preferred Stock issued subsequently in payment of dividends or otherwise.

                                   ARTICLE VI

                                 MISCELLANEOUS

     Section 6.1. Notices. All notices, requests and other communications to any
                  -------
party hereunder shall be in writing and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 6.1 and the appropriate answer
                                         -----------
back is received or receipt is otherwise confirmed, (b) if given by mail, three
(3) business days after deposit in the US mail with first class postage prepaid, addressed as aforesaid, or (c) if given by any other means, when delivered at the address specified in this Section 6.1.
                              -----------

     Section 6.2.  Indemnification.  The Company  agrees to indemnify and hold
                   ---------------
harmless each Buyer Entity and its shareholders, and their respective directors, officers, employees, agents, successors and assigns (collectively, the "Indemnified Parties") from and against (and will reimburse each Indemnified Party as the same are incurred) any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, reasonable attorneys' fees and disbursements that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith)
(a) any breach by the Company of any of its representations, warranties, covenants or agreements contained in this Agreement or (b) any matters contemplated by this Agreement.

     Section 6.3.  Amendment and Waiver.  This Agreement may not be modified or
                   --------------------
amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. No failure or delay by any holder of Securities in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 6.4.  Entire Agreement.  This agreement and the exhibits hereto
                   ----------------
collectively represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties with respect to the subject matter hereof.

     Section 6.5.  Binding Effect; Assignment; No Third Party Benefit.  This
                   --------------------------------------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective successors and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 6.6. Severability. If any provision of this Agreement is held to be
                  ------------
unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

     Section 6.7. GOVERNING LAW. THIS AGREEMENT AND THE TRANSACTION DOCUMENTS
                  -------------
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

     Section 6.8.  Counterparts.  This Agreement may be signed in any number of
                   ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized officers on the day and year first above written.


                                    3TEC ENERGY CORPORATION


                                    By:   ______________________________
                                    Name: R. A. Walker
                                    Title: President

                                    Address for Notice:

                                    3TEC Energy Corporation
                                    Two Shell Plaza
                                    777 Walker, Suite 2400
                                    Houston, TX 77002
                                    Fax: (713) 222-6418






                                    ENERGY CAPITAL INVESTMENT COMPANY
                                    PLC


                                    By: _________________________________
                                        Name: David B. Miller
                                        Title: Authorized Representative

                                    Address for Notice:

                                    c/o EnCap Investments L.L.C.
                                    3811 Turtle Creek Blvd., Suite 1080
                                    Dallas, Texas 75219
                                    Attention: David B. Dunton
                                    Fax:  (214) 599-0200

                         ENCAP ENERGY CAPITAL FUND III, L.P.

                         By:  ENCAP INVESTMENTS L.L.C., General Partner


                              By:  _____________________________________
                                   Name:  David B. Miller
                                   Title: Managing Director

                         Address For Notice:

                         c/o EnCap Investments L.L.C.
                         3811 Turtle Creek Blvd., Suite 1080
                         Dallas, Texas 75219
                         Attention:  David B. Dunton
                         Fax:  (214) 599-0200




                         ENCAP ENERGY CAPITAL FUND III-B, L.P.

                         By:  ENCAP INVESTMENTS L.L.C., General Partner


                              By:  _____________________________________
                                   Name:  David B. Miller
                                   Title: Managing Director

                         Address For Notice:

                         c/o EnCap Investments L.L.C.
                         3811 Turtle Creek Blvd., Suite 1080
                         Dallas, Texas 75219
                         Attention:  David B. Dunton
                         Fax:  (214) 599-0200

                         BOCP ENERGY PARTNERS, L.P.

                         By:  ENCAP INVESTMENTS L.L.C., Manager


                              By:  ____________________________
                                   Name:  David B. Miller
                                   Title: Managing Director

                         Address For Notice:

                         c/o EnCap Investments L.L.C.
                         3811 Turtle Creek Blvd., Suite 1080
                         Dallas, Texas 75219
                         Fax:  (214) 599-0200

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